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                              COMMNET CELLULAR INC.

                            (a Colorado corporation)

                                   $80,000,000

                          % Subordinated Notes due 2005



                               PURCHASE AGREEMENT


                                                              , 1995


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
              Incorporated
SMITH BARNEY INC.

c/o Merrill Lynch & Co.
   Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281

Dear Ladies and Gentlemen:

            CommNet Cellular Inc., a Colorado corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Smith Barney Inc., as Underwriters (the "Underwriters"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of $80,000,000 aggregate
principal amount at maturity of the Company's    % Subordinated Notes due 2005
(the "Securities"). The Securities are to be issued under an Indenture (the "Inden-

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ture") between the Company and American Bank National Association, as
trustee (the "Trustee").

            Prior to the purchase and public offering of the Securities by the several Underwriters, the Company and the Underwriters shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Underwriters and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

            The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-60393) and a related preliminary prospectus for the registration of the Securities under the Securities Act of 1933 (the "1933 Act"), has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended, if applicable) and the prospectus constituting a part thereof (including in each case all documents, if any incorporated by reference therein and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) or Rule 434 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), in each case as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively, except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements


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to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

            The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after the Registration Statement becomes effective, the Pricing Agreement has been executed and delivered and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").

            SECTION 1.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  (a) The Company represents and warrants to each of the Underwriters as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

                        (i) The Company meets the requirements for use of Form S-3 under the 1933 Act. At the time the Registration Statement becomes effective and at the Representation Date, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) and at the Closing Time referred to in Section 2 hereof, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or


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      Prospectus or to the Statement of Eligibility and Qualification (Form T-1)
      under the 1939 Act and the rules and regulations of the Commission thereunder of the Trustee filed as an exhibit to the Registration Statement.

                        (ii) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement, and any amendments thereto, become effective and at the Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                        (iii) Ernst & Young LLP, the accountants who certified the financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                        (iv) A true, complete and correct list of the corporations and partnerships which are, or which under generally accepted accounting principles should be, consolidated for purposes of the Company's financial reporting (collectively, the "Subsidiaries") is set forth on Exhibit B hereto, together with the Company's interest therein. The Company and each of its Subsidiaries that is a corporation have been duly incorporated, are validly existing and in good standing under the laws of their respective jurisdictions of incorporation. Each of the Subsidiaries that is a partnership (limited or general) has been duly formed and is validly existing under the laws of the jurisdiction of its formation. Each of the Subsidiaries is duly qualified to do business and in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise. The Company and each of the Subsidiaries have all power


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      and authority necessary to own or hold their respective properties and to conduct the respective businesses in which they are engaged. All of the issued and outstanding shares of capital stock of each Subsidiary that is a corporation are duly authorized, validly issued and outstanding, fully paid and non-assessable and, except as described in the Registration Statement and Prospectus or as set forth on Exhibit B hereto, are owned, directly or indirectly, by the Company and, where owned by the Company, are owned free and clear of any liens, claims, encumbrances, restrictions, preemptive rights or any other claims of any third party; and all of the partnership interests of each Subsidiary that is a partnership have been validly created pursuant to its respective partnership agreement and, except as described in the Registration Statement and Prospectus or as set forth on Exhibit B hereto, all of the partnership interests of each partnership Subsidiary are owned, directly or indirectly, by the Company and, where owned by the Company, are owned free and clear of any liens, claims, encumbrances, restrictions, preemptive rights or any other claims of any third party.

                        (v) Each of the corporations and partnerships through which the Company holds ownership interests in cellular licensees and those cellular licensees in which the Company holds a direct ownership interest, which is not a Subsidiary (collectively, the "Affiliates"), are listed in Exhibit C hereto. Each of the Affiliates that is a corporation has been duly incorporated, is validly existing and in good standing under the laws of its respective jurisdiction of incorporation. Each of the Affiliates that is a partnership (limited or general) has been duly formed and is validly existing under the laws of the jurisdiction of its formation. Each of the Affiliates is duly qualified to do business and is in good standing in each jurisdiction in which its respective ownership or lease of property or the conduct of its respective business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise. Each of the Affiliates has all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged. All of the issued and outstanding shares of capital stock of each corporate Affiliate owned by the Company or its Subsidiaries, are duly authorized, validly issued and


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      outstanding, fully paid and non-assessable and are owned, directly or indirectly, by the Company or its Subsidiaries, as applicable, free and clear of any liens, claims, encumbrances, restrictions, preemptive rights or any other claims of any third party (except as described in the Registration Statement and Prospectus or as set forth on Exhibit C hereto); and all of the partnership interests of each partnership Affiliate owned by the Company or its Subsidiaries have been validly created pursuant to its respective partnership agreement and all of the partnership interests of each partnership Affiliate are owned by the Company or its Subsidiaries, as applicable, are free and clear of any liens, claims, encumbrances, restrictions, preemptive rights or any other claims of any third party (except as described in the Registration Statement and Prospectus or as set forth on Exhibit C hereto).

                        (vi) Except as set forth in the Prospectus, the Company, the Subsidiaries, the Affiliates for which the Company serves as managing agent (the "Managed Affiliates"), and the partnerships which hold Federal Communications Commission ("FCC") licenses to operate cellular telephone systems ("FCC Licenses") for which an Affiliate is the managing general partner (collectively, the "General Partner Licensees") and, to the knowledge of the Company, the Affiliates for which the Company does not serve as managing agent (the "Nonmanaged Affiliates") and the partnerships which hold FCC Licenses for which the Affiliates are non-managing general partners or limited partners (collectively, the "Limited Partner Licensees") each have all approvals, orders, franchises, licenses, permits and all other governmental authorizations (including all licenses required under the Communications Act of 1934, as amended (the "Communications Act"), and the rules and regulations thereunder) required for the present conduct of their respective businesses, and such franchises, licenses, permits and other governmental authorizations are in full force and effect, except where the failure to obtain or maintain any such franchise, license, permit or other governmental authorization would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise. There is no proceeding pending or threatened (and no basis for any such proceeding exists) which might lead to the revocation, termination, suspension or non-renewal of any such franchise, license or permit; and the Company,


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      the Subsidiaries, the Managed Affiliates and the General Partner
      Licensees, and to the knowledge of the Company, the Nonmanaged Affiliates and the Limited Partner Licensees are not in violation of any such approval, order, franchise, license, permit or other governmental authorization, except for violations which would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

                        (vii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements, employee benefit plans, acquisitions or the exercise of convertible securities referred to in the Prospectus); and the shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and non-assessable.

                        (viii) None of the Company, the Subsidiaries, the Managed Affiliates and the General Partner Licensees, and to the knowledge of the Company, the Nonmanaged Affiliates and the Limited Partner Licensees (a) are, in the case of such entities that are corporations, in violation of their charter or by-laws and, in the case of such entities that are partnerships, are in violation of their partnership agreements, or (b) are in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company any such Subsidiary, any such Affiliate, any such General Partner Licensee or any such Limited Partner Licensee is a party or by which the Company, any such Subsidiary, any such Affiliate, any such General Partner Licensee or any such Limited Partner Licensee is bound or to which any of the property of the Company, any such Subsidiary, any such Affiliate, any such General Partner Licensee or any such Limited Partner Licensee is subject, except for such violations or defaults described in clauses (a) and (b) above which would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.


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                        (ix)  The execution, delivery and performance of this
      Agreement, the Pricing Agreement and the Indenture and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Subsidiaries, the Managed Affiliates and the General Partner Licensees, the Nonmanaged Affiliates and the Limited Partner Licensees pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which any of such entities is a party or by which any of them may be bound, or to which any of the property or assets of the Company the Subsidiaries, the Managed Affiliates and the General Partner Licensees, the Nonmanaged Affiliates and the Limited Partner Licensees is subject, except for such conflicts, defaults or creations or impositions of liens, charges or encumbrances which would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of the Subsidiaries or Affiliates which is a corporation or, except with respect to the consent of CoBank, ACB which consent has been obtained and delivered to Merrill Lynch, any applicable law, administrative regulation or administrative or court decree, including, but not limited to the Communications Act, other applicable communications laws and the rules and regulations promulgated thereunder (collectively, "Communications Laws"), except for such violations which would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

                        (x) No labor dispute with the employees of the Company or any of its Subsidiaries or Affiliates exists, except for such disputes which would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise or, to the knowledge


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      of the Company, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

                        (xi) Other than rulemaking or other proceedings of general applicability affecting the cellular telephone industry, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its Subsidiaries or Affiliates, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement; and there are no contracts or documents of the Company or any of its Subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

                        (xii) The Company and each of the Subsidiaries and Affiliates own or possess, or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "patent and proprietary rights") presently employed by them in connection with the business now operated by them, and neither the Company nor any of the Subsidiaries or Affiliates has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights, or of any facts which would render any patent and proprietary rights invalid or inadequate to protect the interests of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject


                                        9

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      of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

                        (xiii) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the sale of the Securities hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations, state securities laws and the qualification of the Indenture under the 1939 Act.

                        (xiv) The Company and the Subsidiaries and Affiliates possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and none of the Company, the Subsidiaries or Affiliates have received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

                        (xv) The Company has all necessary corporate power and authority to execute and deliver this Agreement and the Pricing Agreement, to issue and deliver the Securities and to perform its obligations hereunder and thereunder. This Agreement has been, and, at the Representation Date, the Pricing Agreement will have been, duly executed and delivered by the Company.

                        (xvi) The Indenture has been duly authorized by the Company and, at the Closing Time, will have been duly qualified under the 1939 Act and duly executed and delivered by the Company and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws


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      relating to or affecting creditor's rights generally or by general equitable principles.

                        (xvii) The Securities have been duly authorized and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor specified in the Pricing Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

                        (xviii) The Securities and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Prospectus and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

                        (xix) Neither the Company nor any of its Subsidiaries nor any of its Affiliates is in violation of any federal, state or local law relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company, each of its Subsidiaries and each of its Affiliates has obtained all permits, licenses or other approvals required under applicable federal and state occupational safety and health and environmental laws and regulations to conduct its businesses as described in the Prospectus, and the Company, and each of its Subsidiaries and each of its Affiliates is in compliance with all terms and conditions of any such required permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms of such permits, licenses or approvals which would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.



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                        (xx)  The Company and each of its Subsidiaries and
      Affiliates has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not have a material adverse effect on the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company is contesting in good faith and for which the Company reasonably believes that it has provided adequate reserves, there is no tax deficiency that has been asserted against the Company, any of its Subsidiaries or any of its Affiliates that would have a material adverse effect on the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.


                        (xxi) Neither the Company nor any agent acting on its behalf has taken or will take any action that is likely to cause this Agreement or the sale of the Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, at the Closing Time.

                        (xxii) Except as set forth in the Prospectus, the Company, the Subsidiaries and the Affiliates have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects; and all real property and buildings held under lease by the Company, the Subsidiaries and the Affiliates are held by them under valid, subsisting and enforceable leases, except, in each case, for liens, encumbrances, defects or exceptions which, individually or in the aggregate, do not have a material adverse effect upon the value of, or the use or proposed use of, the properties, real and personal, and buildings (whether owned or held under lease) of the Company and its Subsidiaries considered as one enterprise.

                        (xxiii) The Company and its Subsidiaries and Affiliates maintain insurance (including self insurance) against such losses and risks as are adequate in accordance with customary

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      industry practice to protect the Company, its Subsidiaries and its
      Affiliates and their businesses. Neither the Company nor any Subsidiary or Affiliate has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force at the Closing Time.

                        (xxiv) Except as set forth in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities of the Company owned or to be owned by such person in the securities registered pursuant to the Registration Statement.

                        (xxv) The Company is not an "investment company" or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "1940 Act"). Cellular, Inc. Financial Corporation ("CIFC") is not an investment company within the meaning of the 1940 Act and is not required to register as an investment company under the 1940 Act.


                        (xxvi) No default or event of default with respect to any Senior Indebtedness (as such term is defined in the Indenture) entitling the holders thereof to accelerate the maturity thereof exists or will exist as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby and the Company has duly performed or observed all material obligations, agreements, covenants or conditions contained in any contract, indenture, mortgage, agreement or instrument relating to any Senior Indebtedness.


                        (xxvii) The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization; (b) transactions are recorded as necessary to permit preparation of financial state-ments in conformity with generally accepted accounting principles and to maintain accountability for assets; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                        (xxviii) None of the Company, the Subsidiaries, the Affiliates, the General Partner Licensees or, to the best knowledge of the Company, the Limited Partner Licensees has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree (other than any such loss or interference which does not, individually or in the aggregate, involve a risk of a material adverse effect upon the Company and the Subsidiaries, considered as one enterprise), except as set forth in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations or prospects of the Company and the Subsidiaries, considered as one enterprise, otherwise than as set forth or contemplated in the Prospectus.

                  (b) Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

            SECTION 2. SALE AND DELIVERY TO UNDERWRITERS; CLOSING. (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the price set forth in the Pricing Agreement, the aggregate principal amount of Securities set forth in Schedule A opposite the name of such Underwriter (except as otherwise provided in the Pricing Agreement), plus any additional principal amount of Securities which such Underwriter may become obligated to purchase pursuant to Section 10 hereof.

                        (i) If the Company has elected not to rely upon Rule 430A under the 1933 Act Regulations, the initial public offering price to be paid by the several Underwriters for the Securities and the interest rate on the Securities and certain other principal terms of the Securities have each been determined and set forth in the Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectus will be filed before the Registration Statement becomes effective.

                        (ii) If the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, the purchase price of the Securities to be paid by the several Underwriters shall be agreed upon and set forth in the Pricing Agreement. In the event that such price has not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourteenth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Company and the Underwriters.

                  (b) Payment of the purchase price for, and delivery of the Securities shall be made at the offices of Merrill Lynch at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281, or at such other place as shall be agreed upon by the Underwriters and the Company, at 10:00 A.M. on the third or fourth business day (as permitted under Rule 15c6-1 under the 1934 Act) following the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the third or fourth business day (as permitted under Rule 15c6-1 under the 1934 Act) after execution of the Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called the "Closing Time"). Payment shall be made to the Company by certified or official bank check or checks drawn in New York Clearing House funds or similar next day funds payable to the order of the Company or wire transfer of Federal (same-day) funds to an account or accounts previously designated in writing to Merrill Lynch by the Company; provided, however, that the Company shall pay all costs and expenses associated with obtaining such Federal funds, against delivery to the Underwriters of the Securities. The Securities shall be in such denominations and registered in such names as the Underwriters may request in writing at least two business days before the Closing Time. The Securities will be made available for examination and packaging by the Underwriters not later than 10:00 A.M. on the last business day prior to the Closing Time at the above-mentioned offices of Merrill Lynch.

            SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each of the Underwriters as follows:

                  (a) The Company will notify the Underwriters promptly after receiving notice of or obtaining knowledge of, and confirm such notice in writing (i) the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or (v) the suspension of the qualifications of the Securities for the offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) The Company will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectuses are required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations) or to file or prepare any document which, when filed, will be incorporated or deemed to be incorporated by reference into the Registration Statement or the Prospectus, will furnish the Underwriters with copies of any such amendment or supplement or document a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or document or use any such prospectus to which the Underwriters shall reasonably object.

                  (c) The Company will deliver to each of the Underwriters as many signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or other documents incorporated or deemed to be incorporated by reference therein) as such Underwriter may reasonably request.

                  (d) The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

                  (e) If any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will promptly notify the Underwriters thereof and will forthwith amend or supplement the Prospectus (in form and substance reasonably satisfactory to the Underwriters) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

                  (f) The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to execute a general consent to service of proceeds in any jurisdiction. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

                  (g) The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

                  (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds" and in a manner such that the Company will not become an "investment company" as the term is defined in the 1940 Act.

                  (i) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A or Rule 434 of the 1933 Act Regulations, then immediately following the execution of the Pricing Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A or Rule 434 and Rule 424(b) of the 1933 Act Regulations, copies of the amended Prospectus, or, if required by such Rule 430A or Rule 434, a post-effective amendment to the Registration Statement (including amended Prospectus), containing all information so omitted.

                  (j) If the Company has elected to rely on Rule 430A or Rule 434, it will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) under the 1933 Act was actually received for filing by the Commission and in the event that it was not, it will promptly file such prospectus.

                  (k) For a period of five years, the Company will furnish to you copies of all reports and communications delivered to its stockholders as a class and copies of all reports (excluding exhibits) filed with the Commission on Forms 8-K, 10-K and 10-Q.

                  (l) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

            SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the printing of the Indenture, this Agreement and the Pricing Agreement, (iii) the preparation, issuance and delivery of the Securities to the Underwriters, (iv) the reasonable fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriters of copies of the Blue Sky Survey,
(viii) the fee of the NASD, (i) any fees charged by rating agencies for rating the Securities, (x) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Indenture and the Securities and (xi) any fees payable in connection with the rating of the Securities.

            If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters upon demand (accompanied by reasonable documentation) for all of its reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

            SECTION 5. CONDITIONS OF UNDERWRITER'S OBLIGATIONS. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

                  (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the Underwriters, at a later time and date, not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time and date as may be approved by the Underwriters; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. If the Company has elected to rely upon Rule 430A or Rule 434 of the 1933 Act Regulations, the price of and the interest rate on the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A or Rule 434 shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to the Closing Time the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

                  (b)   At Closing Time, the Underwriters shall have received:
                  (1) The favorable opinion, dated as of the Closing Time, of Amy M. Shapiro, Esq., General Counsel of the Company, in form and substance satisfactory to the Underwriters, to the effect that:

                        (i) The Company and each of the Subsidiaries that is a Colorado corporation has been duly incorporated, is validly existing and in good standing under the laws of the State of Colorado and has full corporate power and authority necessary to own, lease and operate their respective properties and to conduct their respective businesses as described in the Registration Statement and, in the case of the Company, to enter into and perform its obligations under this Agreement and the Pricing Agreement; each of the Subsidiaries that is a Colorado limited partnership has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of the State of Colorado and has full partnership power and authority necessary to own, lease and operate its respective properties and to conduct the businesses as described in the Registration Statement.

                        (ii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required. Each of the Subsidiaries is duly qualified as a foreign corporation or partnership, as the case may be, authorized to transact business and is in good standing in each jurisdiction in which such qualification is required.

                        (iii) All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. The authorized, issued and outstanding capital stock of the Company on March 31, 1993 is as set forth in the Prospectus in the column entitled "Actual" under the caption entitled "Capitalization."

                        (iv) All of the issued and outstanding shares of capital stock of each of the Subsidiaries that is a Colorado corporation owned by the Company have been duly authorized and validly issued, are fully paid and non-assessable; and except as described in the Registration Statement, the Prospectus and Exhibits B and C hereto, and to the best of such counsel's knowledge, such shares of capital stock and the partnership interests owned by the Company in each Subsidiary that is a partnership are owned, directly or indirectly, by the Company or Subsidiaries, free and clear of any security interest, mortgage, lien, claim, or encumbrance.

                        (v) The Company has the corporate power and authority to enter into this Agreement and the Pricing Agreement. This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company.

                        (vi) The Indenture has been duly authorized, executed and delivered by the Company.

                        (vii) The Securities have been duly authorized by the Company.

                        (viii) To the best of such counsel's knowledge and information, there are no legal or governmental proceedings under any Communications Laws or otherwise, pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein to which the Company, any of the Subsidiaries, any of the Affiliates, or any of the General Partner Licensees or any of their assets is subject which, if determined adversely to such party might have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

                        (ix) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations or which were required to be filed as exhibits to any document incorporated by reference in the Prospectus pursuant to the 1934 Act or the rules or regulations thereunder which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the 1933 Act Regulations.

                        (x) The execution and delivery of the Purchase Agreement, the Pricing Agreement and the Indenture by the Company and consummation of the transactions contemplated hereby and thereby do not
      (a) violate any Colorado statute, rule or regulation applicable to the Company or any of the Subsidiaries, except for violations which would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise, (b) violate the provisions of the corporate charter or by-laws of the Company or any Subsidiary that is a Colorado corporation or violate the partnership agreement of any Subsidiary that is a Colorado limited partnership, (c) violate, conflict with, or result in the creation of any claims, liens, encumbrances, restrictions, pre-emptive rights or any other claims of any third party upon the assets of the Company or any Subsidiary pursuant to the terms of, or result in the breach of or default under, any contract or other agreement to which the Company or any Subsidiary is a party, except for such violations, conflicts, claims, breaches, or defaults which would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise, or (d) require any consents, approvals, registrations, declarations or filings by the Company or any Subsidiary under any Colorado statute, rule or regulation applicable to the Company or any Subsidiary, except for consents, approvals, registrations, declarations or filings not obtained which would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise, except as required by state securities laws.

            In addition, such counsel shall state that such counsel participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and the Underwriters' representatives, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and no facts came to such counsel's attention that lead such counsel to believe
(i) that the Registration

Statement (including all documents incorporated by reference therein) (except for Communication Matters (defined herein) the financial statements and schedules and other financial data included therein and the Statement of Eligibility of the Trustee on Form T-1, as to which such counsel need express no opinion), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) that the Prospectus or any amendment or supplement thereto (including all documents incorporated by reference therein) (except for the financial statements and schedules and other financial data included therein and the Statement of Eligibility of the Trustee on Form T-1, as to which such counsel need express no opinion), as of its date, at the time any such amended or supplemented prospectus was issued or at the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            In rendering her opinion, Amy M. Shapiro, Esq. may state that her opinion is limited to matters of Colorado and federal laws. Such counsel shall also state in her opinion that Skadden, Arps, Slate, Meagher & Flom, in delivering their opinion pursuant to Section 5(b)(5) hereof, may rely on her opinion as to matters concerning Colorado law.

                  (2) The favorable opinion, dated as of the Closing Time, of Latham & Watkins, counsel for the Company, in form and substance satisfactory to the Underwriters, to the effect that:

                        (i) Based solely on certificates from public officials, the Company and the Subsidiaries are qualified to do business in the states as set forth on Exhibit D;

                        (ii) The Registration Statement was declared effective under the 1933 Act and, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or, to the best of their knowledge and information, threatened by the Commission.

                        (iii) At the time the Registration Statement became effective and at the Representation Date, the Registration Statement (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, it being understood, however, that in passing upon the compliance as to form of the Registration Statement, such counsel may assume that the statements made and incorporated by reference therein are correct and complete.

                        (iv) Each document filed pursuant to the 1934 Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations, it being understood, however, that in passing upon the compliance as to form of the documents filed pursuant to the 1934 Act and incorporated or deemed to be incorporated by reference in the Prospectus, such counsel may assume that the statements made and incorporated by reference therein are correct and complete.

                        (v) To the best of such counsel's knowledge and information, there are no legal or governmental proceedings under any Communications Laws or otherwise, pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein, to which the Company, any of the Subsidiaries, any of the Affiliates, any of the General Partner Licensees or any of the Limited Partner Licensees or any of their assets is subject which, if determined adversely to such party would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

                        (vi) The information in the Prospectus under the captions "Description of Certain Indebtedness", and the description in the Prospectus of matters relating to the FCC or any other federal governmental agency or body charged with the administration of any Communications Laws, or any rules or regulations of, or administrative proceedings before, the FCC or such other federal agency (collectively, "Communication Matters") to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects.

                        (vii) To the best of their knowledge and information, there are no contracts, indentures, mortgages, loan agreements notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

                        (viii) The execution and delivery of this Agreement, the Indenture, the Securities and the Pricing Agreement by the Company and the consummation of the transactions contemplated herein and therein do not (a) violate any federal statute, rule or regulation (including Communications Laws) or any determination of any arbitrator, court or governmental entity applicable to the Company or any of the Subsidiaries, (b) violate the provisions of the corporate charter or by-laws of the Company, CIFC or Cellular Inc. Network Corporation ("CINC"), (c) conflict with, or result in the creation of any claims, liens, encumbrances, restrictions, preemptive rights or any other claim of any third party upon the assets of the Company, CIFC or CINC pursuant to the terms of, or result in the breach of or a default under, the contracts or other documents filed as exhibits to the Registration Statement or incorporated by reference therein, except any such conflicts, claims, breaches or defaults that would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise or (d) require any consents, approvals, registrations, declarations or filings by the Company or any Subsidiary under any federal statute, rule or regulation (including Communications Laws) applicable to the Company or such Subsidiary, except as required by the 1933 Act and 1934 Act;

                        (ix) To the best of their knowledge and information, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                        (x) The Indenture (assuming the due authorization, execution and delivery thereof by the Company and by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.


                        (xi) The Securities are in the form contemplated by the Indenture, have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Company and by the Trustee) and delivered against payment of the purchase price therefor specified in the Pricing Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor's rights generally or by general equitable principles.

                        (xii)  The Indenture has been qualified under the 1939
      Act.

                        (xiii) The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus.

            In addition, such counsel shall state that such counsel participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and the Underwriters' representatives, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and no facts came to such counsel's attention that lead such counsel to believe
(i) that the Registration Statement (including all documents incorporated by reference therein) (except for the financial statements and schedules and other financial data included therein and the Statement of Eligibility of the Trustee on Form T-1, as to which such counsel need express no opinion), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) that the Prospectus or any amendment or supplement thereto (including all documents incorporated by reference therein) (except for the financial statements and schedules and other financial data included therein and the Statement of Eligibility of the Trustee on Form T-1, as to which such counsel need express no opinion), as of its date, at the time any such amended or supplemented prospectus was issued or at the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (3) The favorable opinion, dated as of the Closing Time, of Latham & Watkins, as counsel to the Company, in form and substance satisfactory to the Underwriters, as to the 1940 Act.

                  (4) The favorable opinion, dated as of the Closing Time, of Blooston, Mordkofsky, Jackson & Dickens, as special communications law counsel to the Company in form and substance satisfactory to the Underwriters.

                  (5) The favorable opinion, dated as of the Closing Time, of Skadden, Arps, Slate, Meagher & Flom, as special counsel to the Underwriters in form and substance satisfactory to the Underwriters.

                  (c) At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries and Affiliates considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of the Chairman, President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change,
(ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has in all material respects complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the best of the Company's knowledge, threatened by the Commission. As used in this Section 5(c), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.

                  (d) At the time of the execution of this Agreement, the Underwriters shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Underwriters, to the effect that
(i) they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations;
(ii) it is their opinion that the financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein (and any other financial statements audited by them from which information included in the Registration Statement has been derived) comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial statements and supporting schedules of the Company and its subsidiaries included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement, (B) the unaudited amounts set forth under "Selected Financial Data" in the Prospectus (including amounts for both full fiscal years and quarters of fiscal years) were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement, (C) any unaudited financial statements other than those referred to in (B) from which information in the Prospectus is derived are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement, or (D) at a specified date not more than five days prior to the date of this Agreement, there has been any change in the capital stock of the Company or any increase in the consolidated long-term debt or consolidated net current liabilities of the Company and its subsidiaries or any decrease in consolidated net assets as compared with the amounts shown in the March 31, 1995 balance sheet included in the Registration Statement or, during the period from March 31, 1995 to a specified date not more than five days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or gross profit, or any increase in consolidated operating loss, net loss or net loss per share, of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause
(iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and the Prospectus and which are specified by the Underwriters, and have found such amounts, percentages and financial information to be in agreement with the audited financial statements, unaudited financial statements or other relevant accounting, financial and other records of the Company and its subsidiaries as requested by the Underwriters and as identified in such letter.

                  (e) At the Closing Time, the Underwriters shall have received from Ernst & Young LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than five days prior to the Closing Time and, if the Company has elected to rely on Rule 430A of the 1933 Act Regulations, to the further effect that they have carried out procedures as specified in clause (iv) of subsection (d) of this Section with respect to certain amounts, percentages and financial information specified by the Underwriters and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iv).

                  (f) At the Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters.

                  (g) The NASD, upon review of the terms of the public offering of the Securities, shall not have objected to the participation by the Underwriters in such offering or asserted any violations of the By-laws of the NASD.

                  (h) Subsequent to the execution and delivery of this Agreement and prior to the Closing Time, there shall not have occurred a downgrading in the rating assigned to any of the Company's debt securities, including the Securities, by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act.

            If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.


            SECTION 6.  INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                        (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) or Rule 434 of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                        (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                        (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any such amendments or supplements thereto, but excluding documents incorporated or deemed to be incorporated by reference therein) was not sent or given by or on behalf of such Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Securities to such person and if the Prospectus (as so amended or supplemented, but excluding documents incorporated or deemed to be incorporated by reference therein) would have corrected the defect giving rise to such loss, liability, claim, damage or expense, it being understood that this proviso shall have no application if such defect shall have been corrected in a document which is incorporated or deemed to be incorporated by reference in the Prospectus.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

            SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in

Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial public offering price appearing thereon and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Underwriters, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

            SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriters or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriter.

            SECTION 9.  TERMINATION OF AGREEMENT.

                  (a) The Underwriters may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the common stock of the Company has been suspended by the Commission, or if trading generally on the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or the Nasdaq National Market or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Colorado authorities.

                  (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

            SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at the Closing Time to purchase the Securities that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted Securities"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 24-hour period, then:

                        (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the securities to be purchased pursuant to this Agreement, the non-defaulting Underwriters shall be obligated generally and not jointly to purchase the full amount thereof in the proportions that their respective underwriting obligation proportions bear to the underwriting obligation proportions of all non-defaulting Underwriters, or

                        (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased pursuant to this Agreement, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

            No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

            In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement of Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter pursuant to this Section 10.

            SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to it at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281, attention of Robert Kramer, Director; notices to the Company shall be directed to it at 5990 Greenwood Plaza Boulevard, Suite 300, Englewood, Colorado 80111, attention of Amy M. Shapiro, Esq.

            SECTION 12. PARTIES. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.
No purchaser of Securities from the Underwriters shall be deemed to be a successor by reason merely of such purchase. All of the obligations of the Underwriters hereunder are several and not joint.

            SECTION 13.  GOVERNING LAW AND TIME.  This Agreement and the
Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                Very truly yours,


                                COMMNET CELLULAR INC.



                                By:
                                    -------------------------------------
                                    Name:
                                    Title:

CONFIRMED AND ACCEPTED
  as of the date first
  above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated

SMITH BARNEY  INC.

  By:  MERRILL LYNCH & CO.
        Merrill Lynch, Pierce, Fenner & Smith
           Incorporated



By:
    -------------------------
    Name:
    Title:

                                                           Exhibit A



                       COMMNET CELLULAR  INC.

                      (a Colorado corporation)

                             $80,000,000

                  ____% Subordinated Notes due 2005



                         PRICING AGREEMENT


                                                              , 1995


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
SMITH BARNEY INC.

c/o Merrill Lynch & Co.
   Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281

Dear Ladies and Gentlemen:

            Reference is made to the Purchase Agreement dated       , 1995 (the
"Purchase Agreement") relating to the purchase by Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney Inc. (the "Underwriters"), of $80,000,000 principal amount of ____% Subordinated Notes due 2005 (the "Securities"), of CommNet Cellular Inc., a Colorado corporation (the "Company").

            Pursuant to Section 2 of the Purchase Agreement, the Company agrees with each Underwriter as follows:

                  1. The initial public offering price for the Securities, determined as provided in said Section 2, shall be _____% of the principal amount thereof.

                  2. The purchase price for the Securities to be paid by the several Underwriters shall be ____% of the principal amount thereof.

                  3. The interest rate on the Notes shall be ____% per annum; provided however that in the event the Conversion Condition (as such term is defined in the Indenture) is satisfied, from and after the Convertible Redemption Date (as such term is defined in the Indenture), the interest
      rate on the Securities shall be   % per annum.

                  4. The Closing Time shall be  July   , 1995.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                    Very truly yours,

                                    COMMNET CELLULAR INC.


                                     By
                                        -------------------------
                                      Name:
                                      Title:

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated

SMITH BARNEY INC.
By:   MERRILL LYNCH & CO.
      Merrill Lynch, Pierce, Fenner & Smith
         Incorporated


By
  -----------------------------------
        Authorized Signatory

                                                           Exhibit B

                            SUBSIDIARIES

                                                           Exhibit C

                             AFFILIATES

                                                         Exhibit D

                            SUBSIDIARIES



                                           STATE OF
                                           FORMATION OR    FOREIGN
      NAME OF ENTITY                       ORGANIZATION    QUALIFICATION
      --------------                       ------------    -------------